Commitments and contingencies	12 Months Ended
Mar. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies
Commitments and contingencies

Commitments are those amounts that we are contractually required to pay in the future as long as the other party meets its obligations. These commitments primarily relate to energy purchase agreements and contracts for the purchase of assets which, in many cases, extend over a long period of time. Commitments previously included operating lease commitments but on transition to IFRS 16, which was effective from 1 April 2019, substantially all lease commitments are included on the balance sheet as right-of-use assets (see note 13) and lease liabilities (see note 21). Therefore, only low-value leases and short-term leases are off-balance sheet commitments, both of which are immaterial. We also disclose any contingencies, which include guarantees that companies have given, where we pledge assets against current obligations that will remain for a specific period.

	2020	2019
	£m	£m
Future capital expenditure
Contracted for but not provided	2,629	1,973
Energy purchase commitments¹
Less than 1 year	1,365	1,353
In 1 to 2 years	890	779
In 2 to 3 years	973	651
In 3 to 4 years	955	827
In 4 to 5 years	861	862
More than 5 years	11,314	11,237
	16,358	15,709
Guarantees²
Guarantee of sublease for US property (expires 2040)	173	173
Guarantees of certain obligations of Grain LNG (expire up to 2025)	34	39
Guarantees of certain obligations for construction of HVDC West Coast Link (expected expiry 2020)	92	139
Guarantees of certain obligations of Nemo Link Limited (expired 2019)	—	19
Guarantees of certain obligations of National Grid North Sea Link Limited (various expiry dates)²	683	865
Guarantees of certain obligations of St William Homes LLP (various expiry dates)³	30	22
Guarantees of certain obligations for construction of IFA 2 (expected expiry 2022)²	564	505
Guarantees of certain obligations of National Grid Viking Link Limited (expected expiry 2024)	1,096	872
Other guarantees and letters of credit (various expiry dates)	150	341
	2,822	2,975

2019
£m
Operating lease commitments
Less than 1 year	43
In 1 to 2 years	39
In 2 to 3 years	34
In 3 to 4 years	35
In 4 to 5 years	27
More than 5 years	123
301

1.
Energy purchase commitments relate to contractual commitments to purchase electricity or gas that are used to satisfy physical delivery requirements to our customers or for energy that we use ourselves (i.e. normal purchase, sale or usage) and hence are accounted for as ordinary purchase contracts (see note 32(f)). Details of commodity contract derivatives that do not meet the normal purchase, sale or usage criteria, and hence are accounted for as derivative contracts, are shown in note 17(b).

2.
Included within total guarantees are guarantees to both joint ventures and Engineering, Procurement and Construction contractors regarding the construction of interconnectors of £358 million (2019: £470 million).

3.	Includes guarantees to related parties.
Through the ordinary course of our operations, we are party to various litigation, claims and investigations. We do not expect the ultimate resolution of any of these proceedings to have a material adverse effect on our results of operations, cash flows or financial position.